Exhibit 99.1

FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:

Michelle D. Esterman
Chief Financial Officer
T: +352 2469 7950
E: Michelle.Esterman@altisource.lu

ALTISOURCE ANNOUNCES SECOND QUARTER RESULTS; STRONG PROGRESS ON STRATEGIC INITIATIVES

Luxembourg, July 21, 2016 - Altisource Portfolio Solutions S.A. (“Altisource”) (NASDAQ: ASPS) today reported financial results for the second quarter of 2016, generating strong cash flows from operations and service revenue growth. Compared to the first quarter of 2016, service revenue growth was driven by an increase in the number of non-Ocwen and Ocwen homes sold on Hubzu® and a higher volume of property preservation referrals. Compared to the second quarter of 2015, service revenue growth was driven by a higher volume of property preservation referrals, growth in the percentage of homes sold through auction on Hubzu and growth in the number of non-Ocwen homes sold on Hubzu.

Compared to the first quarter of 2016, growth in diluted earnings per share and adjusted diluted earnings per share(1) was primarily from changes in service revenue mix and greater gains on debt repurchases, partially offset by lower technology revenue from Ocwen and transaction costs associated with the purchase of Altisource Residential Corporation (“RESI”) stock. Compared to the second quarter of 2015, the decline in diluted earnings per share and adjusted diluted earnings per share(1) was primarily from changes in service revenue mix, greater investment in our growth initiatives, lower technology revenue from Ocwen, transaction costs associated with the purchase of RESI stock and the inclusion of one-time Equator® and HLSS gains in the second quarter of 2015, partially offset by greater gains on debt repurchases.

Second Quarter 2016 Results Compared to First Quarter 2016 and Second Quarter 2015:

•	Service revenue of $241.3 million, a 3% increase compared to the first quarter 2016 and a 2% increase compared to the second quarter 2015

•	Net income attributable to Altisource of $20.0 million, an 8% increase compared to the first quarter 2016 and a 56% decrease compared to the second quarter 2015

•	Adjusted net income attributable to Altisource(1) of $31.0 million, a 5% increase compared to the first quarter 2016 and a 34% decrease compared to the second quarter 2015

•	Diluted earnings per share of $1.02, an 11% increase compared to the first quarter 2016 and a 54% decrease compared to the second quarter 2015

•	Adjusted diluted earnings per share(1) of $1.58, a 7% increase compared to the first quarter 2016 and a 31% decrease compared to the second quarter 2015

•	Cash from operations of $40.4 million, a 39% increase compared to the first quarter 2016 and a 43% decrease compared to the second quarter 2015

“I am very pleased with our performance in the second quarter of 2016 and through the first half of the year. We are executing well against our strategic initiatives and believe we are on track to achieve or exceed adjusted diluted earnings per share(1) of $6.00 per share, the midpoint of our updated scenarios(2),” said Chief Executive Officer William B. Shepro.

Shepro further commented, “We continue to make strong progress in growing our sales pipeline and developing a compelling suite of real estate and mortgage marketplace services. We have grown adjusted service revenue unrelated to Ocwen(1) by more than 40% in each of the last two years and anticipate the growth to exceed this in 2016. We believe this positions us to transform Altisource into a larger, more profitable company with a diversified and growing revenue base.”
Second Quarter 2016 highlights include:

Initiatives

•	Began providing property inspection and preservation services for a top four bank

•	Received approval from a top ten bank client to also provide it with short sale services

•	Executed a contract with a mortgage insurance company to manage its REO(3)

•	Selected by a top ten bank to provide Equator software to manage its short sales; this bank is evaluating Altisource for additional services

•	Grew second quarter 2016 service revenue in the Origination Solutions businesses by 20% over the first quarter of 2016

Capital Allocation

•	Repurchased $51.0 million of our senior secured term loan at a weighted average discount of 13.2%, recognizing a net gain of $5.5 million on the early extinguishment of debt

•	Repurchased $8.1 million of our common stock (0.3 million shares at an average price of $26.74 per share)

•	Purchased 1.6 million shares of RESI’s common stock for $18.8 million

__________________________

(1)	This is a non-GAAP measure that is defined and reconciled to the corresponding GAAP measure herein.

(2)
The 2016 scenarios have been adjusted to reflect our results for the first half of the year and anticipated performance for the balance of the year. The mid-point of the scenarios for adjusted diluted earnings per share remains the same as previously communicated.

(3)	Executed in July 2016

Forward-Looking Statements

This press release contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” and similar expressions. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to the future and are not statements of historical fact, actual results may differ materially from what is contemplated by the forward-looking statements. Altisource undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, Altisource’s ability to integrate acquired businesses, retain key executives or employees, retain existing customers and attract new customers, general economic and market conditions, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies, availability of adequate and timely sources of liquidity and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of Altisource’s Form 10-K and other filings with the Securities and Exchange Commission.

Webcast

Altisource will host a webcast at 11:00 a.m. EDT today to discuss our second quarter results. A link to the live audio webcast will be available on Altisource’s website in the Investor Relations section. Those who want to listen to the call should go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software. A replay of the conference call will be available via the website approximately two hours after the conclusion of the call and will remain available for approximately 30 days.

About Altisource

Altisource Portfolio Solutions S.A. is a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries. Altisource’s proprietary business processes, vendor and electronic payment management software and behavioral science-based analytics improve outcomes for marketplace participants. Additional information is available at www.Altisource.com.

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data)
(unaudited)

	Three months ended June 30,		Six months ended June 30,

	2016	2015	2016	2015

Service revenue
Mortgage Services	$194,110	$165,674	$377,272	$310,055
Financial Services	19,734	23,350	39,810	45,663
Technology Services	38,100	55,992	78,747	107,962
Eliminations	(10,620)	(8,421)	(20,225)	(19,269)
Total service revenue	241,324	236,595	475,604	444,411
Reimbursable expenses	13,783	30,830	29,237	62,786
Non-controlling interests	692	896	1,090	1,606
Total revenue	255,799	268,321	505,931	508,803
Cost of revenue	160,588	137,329	313,997	278,199
Reimbursable expenses	13,783	30,830	29,237	62,786
Gross profit	81,428	100,162	162,697	167,818
Selling, general and administrative expenses	54,207	51,566	107,823	103,972
Change in the fair value of Equator Earn Out	—	(7,591)	—	(7,591)
Income from operations	27,221	56,187	54,874	71,437
Other income (expense), net:
Interest expense	(5,988)	(7,195)	(12,529)	(14,355)
Gain (loss) on HLSS equity securities and dividends received	—	1,431	—	(1,854)
Other income (expense), net	2,744	821	2,717	824
Total other income (expense), net	(3,244)	(4,943)	(9,812)	(15,385)

Income before income taxes and non-controlling interests	23,977	51,244	45,062	56,052
Income tax provision	(3,291)	(4,398)	(5,484)	(4,798)

Net income	20,686	46,846	39,578	51,254
Net income attributable to non-controlling interests	(692)	(896)	(1,090)	(1,606)

Net income attributable to Altisource	$19,994	$45,950	$38,488	$49,648

Earnings per share:
Basic	$1.08	$2.35	$2.06	$2.50
Diluted	$1.02	$2.22	$1.94	$2.38

Weighted average shares outstanding:
Basic	18,437	19,571	18,646	19,870
Diluted	19,604	20,669	19,822	20,830

Comprehensive income:
Net income	$20,686	$46,846	$39,578	$51,254
Other comprehensive income (loss), net of tax:
Unrealized loss on securities, net of income tax benefit of $3,249, $0, $2,960, $0	(7,871)	—	(7,172)	—

Comprehensive income, net of tax	12,815	46,846	32,406	51,254
Comprehensive income attributable to non-controlling interests	(692)	(896)	(1,090)	(1,606)

Comprehensive income attributable to Altisource	$12,123	$45,950	$31,316	$49,648

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
SEGMENT FINANCIAL INFORMATION
(in thousands)
(unaudited)

	Three months ended June 30, 2016
	Mortgage Services	Financial Services	Technology Services	Corporate Items and Eliminations	Consolidated Altisource

Revenue
Service revenue	$194,110	$19,734	$38,100	$(10,620)	$241,324
Reimbursable expenses	13,759	24	—	—	13,783
Non-controlling interests	692	—	—	—	692
	208,561	19,758	38,100	(10,620)	255,799
Cost of revenue	127,626	14,149	42,424	(9,828)	174,371
Gross profit (loss)	80,935	5,609	(4,324)	(792)	81,428
Selling, general and administrative expenses	28,607	4,204	7,440	13,956	54,207
Income (loss) from operations	52,328	1,405	(11,764)	(14,748)	27,221
Total other income (expense), net	35	22	93	(3,394)	(3,244)

Income (loss) before income taxes and non-controlling interests	$52,363	$1,427	$(11,671)	$(18,142)	$23,977

	Three months ended June 30, 2015
	Mortgage Services	Financial Services	Technology Services	Corporate Items and Eliminations	Consolidated Altisource

Revenue
Service revenue	$165,674	$23,350	$55,992	$(8,421)	$236,595
Reimbursable expenses	30,791	39	—	—	30,830
Non-controlling interests	896	—	—	—	896
	197,361	23,389	55,992	(8,421)	268,321
Cost of revenue	112,710	15,537	47,423	(7,511)	168,159
Gross profit (loss)	84,651	7,852	8,569	(910)	100,162
Selling, general and administrative expenses	25,228	4,588	7,246	14,504	51,566
Change in the fair value of Equator Earn Out	—	—	(7,591)	—	(7,591)
Income (loss) from operations	59,423	3,264	8,914	(15,414)	56,187
Total other income (expense), net	23	2	(18)	(4,950)	(4,943)

Income (loss) before income taxes and non-controlling interests	$59,446	$3,266	$8,896	$(20,364)	$51,244

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
SEGMENT FINANCIAL INFORMATION
(in thousands)
(unaudited)

	Six months ended June 30, 2016
	Mortgage Services	Financial Services	Technology Services	Corporate Items and Eliminations	Consolidated Altisource

Revenue
Service revenue	$377,272	$39,810	$78,747	$(20,225)	$475,604
Reimbursable expenses	29,185	52	—	—	29,237
Non-controlling interests	1,090	—	—	—	1,090
	407,547	39,862	78,747	(20,225)	505,931
Cost of revenue	249,144	28,407	84,317	(18,634)	343,234
Gross profit (loss)	158,403	11,455	(5,570)	(1,591)	162,697
Selling, general and administrative expenses	55,576	8,513	13,998	29,736	107,823
Income (loss) from operations	102,827	2,942	(19,568)	(31,327)	54,874
Total other income (expense), net	49	35	100	(9,996)	(9,812)

Income (loss) before income taxes and non-controlling interests	$102,876	$2,977	$(19,468)	$(41,323)	$45,062

	Six months ended June 30, 2015
	Mortgage Services	Financial Services	Technology Services	Corporate Items and Eliminations	Consolidated Altisource

Revenue
Service revenue	$310,055	$45,663	$107,962	$(19,269)	$444,411
Reimbursable expenses	62,706	80	—	—	62,786
Non-controlling interests	1,606	—	—	—	1,606
	374,367	45,743	107,962	(19,269)	508,803
Cost of revenue	227,514	30,640	100,146	(17,315)	340,985
Gross profit (loss)	146,853	15,103	7,816	(1,954)	167,818
Selling, general and administrative expenses	45,789	9,303	14,561	34,319	103,972
Change in the fair value of Equator Earn Out	—	—	(7,591)	—	(7,591)
Income (loss) from operations	101,064	5,800	846	(36,273)	71,437
Total other income (expense), net	19	(10)	(17)	(15,377)	(15,385)

Income (loss) before income taxes and non-controlling interests	$101,083	$5,790	$829	$(51,650)	$56,052

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	June 30,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$120,486	$179,327
Available for sale securities	38,087	—
Accounts receivable, net	100,165	105,023
Prepaid expenses and other current assets	27,747	21,751
Total current assets	286,485	306,101

Premises and equipment, net	114,576	119,121
Goodwill	81,406	82,801
Intangible assets, net	173,406	197,003
Deferred tax assets, net	6,917	3,619
Other assets	12,686	13,153

Total assets	$675,476	$721,798

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$88,748	$91,871
Current portion of long-term debt	5,945	5,945
Deferred revenue	11,717	15,060
Other current liabilities	14,309	16,266
Total current liabilities	120,719	129,142

Long-term debt, less current portion	469,776	522,233
Other non-current liabilities	16,561	18,153

Equity:
Common stock ($1.00 par value; 25,413 shares authorized and issued and 18,350 outstanding as of June 30, 2016; 25,413 shares authorized and issued and 19,021 outstanding as of December 31, 2015)	25,413	25,413
Additional paid-in capital	99,890	96,321
Retained earnings	403,460	369,270
Accumulated other comprehensive loss	(7,172)	—
Treasury stock, at cost (7,063 shares as of June 30, 2016 and 6,392 shares as of December 31, 2015)	(454,488)	(440,026)
Altisource equity	67,103	50,978

Non-controlling interests	1,317	1,292
Total equity	68,420	52,270

Total liabilities and equity	$675,476	$721,798

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six months ended June 30,
	2016	2015
Cash flows from operating activities:
Net income	$39,578	$51,254
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,346	18,432
Amortization of intangible assets	24,967	17,877
Loss on HLSS equity securities and dividends received, net	—	1,854
Change in the fair value of acquisition related contingent consideration	193	(7,346)
Share-based compensation expense	3,569	1,315
Bad debt expense	1,041	2,143
Gain on early extinguishment of debt	(5,464)	(1,114)
Amortization of debt discount	201	255
Amortization of debt issuance costs	557	585
Deferred income taxes	18	5
Loss on disposal of fixed assets	9	20
Changes in operating assets and liabilities:
Accounts receivable	3,407	(6,726)
Prepaid expenses and other current assets	(6,012)	4,480
Other assets	447	1,338
Accounts payable and accrued expenses	(4,454)	(28,557)
Other current and non-current liabilities	(6,998)	(1,008)
Net cash provided by operating activities	69,405	54,807

Cash flows from investing activities:
Additions to premises and equipment	(12,441)	(21,421)
Purchase of available for sale securities	(48,219)	(29,966)
Proceeds received from sale of and dividends from HLSS equity securities	—	28,112
Other investing activities	(10)	(4)
Net cash used in investing activities	(60,670)	(23,279)

Cash flows from financing activities:
Repayment and repurchases of long-term debt	(47,751)	(17,701)
Proceeds from stock option exercises	986	203
Purchase of treasury stock	(19,746)	(43,965)
Distributions to non-controlling interests	(1,065)	(1,347)
Net cash used in financing activities	(67,576)	(62,810)

Net decrease in cash and cash equivalents	(58,841)	(31,282)
Cash and cash equivalents at the beginning of the period	179,327	161,361

Cash and cash equivalents at the end of the period	$120,486	$130,079

Supplemental cash flow information:
Interest paid	$11,694	$13,345
Income taxes paid, net	5,618	3,490

Non-cash investing and financing activities:
Increase (decrease) in payables for purchases of premises and equipment	$1,369	$(4,091)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

Adjusted net income attributable to Altisource, adjusted diluted earnings per share and adjusted service revenue unrelated to Ocwen are non-GAAP measures used by management, existing shareholders and potential shareholders to measure Altisource’s performance. Adjusted net income attributable to Altisource is calculated by adding intangible asset amortization expense (net of tax) and deducting the gain associated with the reduction of the Equator earn out liability (net of tax) to GAAP net income attributable to Altisource. Adjusted diluted earnings per share is calculated by dividing net income attributable to Altisource plus intangible asset amortization expense (net of tax) less the gain associated with the reduction of the Equator earn out liability (net of tax) by the weighted average number of diluted shares. Adjusted service revenue unrelated to Ocwen is calculated by reducing the amortization of deferred revenue recorded in connection with the 2013 Equator acquisition from the applicable GAAP service revenue amount. Reconciliations of the non-GAAP measures to the corresponding GAAP measures are as follows:

	Three months ended June 30,		Six months ended June 30,

	2016	2015	2016	2015

Net income attributable to Altisource	$19,994	$45,950	$38,488	$49,648

Amortization of intangible assets	12,756	8,986	24,967	17,877
Tax benefit on amortization of intangible assets	(1,751)	(771)	(3,038)	(1,530)
Amortization of intangible assets, net of tax	11,005	8,215	21,929	16,347

Gain on Equator earn out liability	—	(7,591)	—	(7,591)
Tax provision from the gain on Equator earn out liability	—	651	—	651
Gain on Equator earn out liability, net of tax	—	(6,940)	—	(6,940)

Adjusted net income attributable to Altisource	$30,999	$47,225	$60,417	$59,055

Diluted earnings per share	$1.02	$2.22	$1.94	$2.38

Amortization of intangible assets, net of tax, per diluted share	0.56	0.40	1.11	0.78
Gain on Equator earn out liability, net of tax, per diluted share	—	(0.34)	—	(0.33)

Adjusted diluted earnings per share	$1.58	$2.28	$3.05	$2.84

Weighted average shares outstanding - diluted	19,604	20,669	19,822	20,830

	Years ended December 31,
	2015	2014	2013

Service revenue unrelated to Ocwen	$193,430	$167,342	$100,236
Less: Amortization of Equator acquisition deferred revenue	—	(32,109)	(4,587)

Adjusted service revenue unrelated to Ocwen	$193,430	$135,233	$95,649

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Note: Amounts may not add to the total due to rounding.